EXHIBIT (99)

                           FIRST COMMERCE CORPORATION

Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of First Commerce Corporation (the "Company") certifies that the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Wesley W. Sturges
Dated: March 25, 2003                   ________________________________________
                                        Wesley W. Sturges
                                        Chief Executive Officer and President

                                        /s/ David E. Keul
Dated: March 25, 2003                   ________________________________________
                                        David E. Keul
                                        Senior Vice President and Chief
                                        Financial Officer